UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2015

HORIZON LINES, INC.

(Exact name of registrant as specified in its Charter)

Delaware	001-32627	74-3123672
(State or Other Jurisdiction of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2550 West Tyvola Road

Coliseum 3, Suite 530

Charlotte, North Carolina 28217

(Address of Principal Executive Offices, including Zip Code)

(704) 973-7000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On January 9, 2015, Horizon Lines, Inc. (the “Company”) issued a press release announcing that through its wholly owned subsidiary, Horizon Lines LLC, it has received a permit providing a conditional waiver from the North American Emissions Control Area fuel sulfur content requirements of MARPOL Annex VI, while it pursues installation of an exhaust gas cleaning system on each of its three D7-class vessels that operate in the Alaska trade.

A copy of the press release is attached to this Current Report on Form 8-K as exhibit 99.1 and is incorporated in this Item 8.01 by reference.

SAFE HARBOR STATEMENT

The information contained in this Current Report on Form 8-K (including the exhibit hereto) should be read in conjunction with our filings made with the Securities and Exchange Commission. This Current Report on Form 8-K (including the exhibit hereto) contains “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that do not relate solely to historical fact. They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Words such as, but not limited to, “will,” “would,” “expect,” “plan,” “estimate,” “schedule”, continues,” “anticipate,” “believe,” “intend,” “plan,” “projects,” “likely,” “could” and similar expressions or phrases identify forward-looking statements.

All forward-looking statements involve risk and uncertainties. The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control. Actual results may differ materially from expected results.

In light of these risks and uncertainties, expected results or other anticipated events or circumstances discussed in this Form 8-K might not occur. The forward-looking statements included in this Form 8-K and the attached press release are made only as of the date they are made and we undertake no obligation to update any such statements, except as otherwise required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated January 9, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON LINES, INC.
(Registrant)

Date: January 9, 2015	By:	/s/ Michael T. Avara

Michael T. Avara
Executive Vice President and Chief Financial Officer

Exhibit Index

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated January 9, 2015